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                              BISHOP STREET FUNDS

                               MONEY MARKET FUND
                                 CLASS A SHARES

                        SUPPLEMENT DATED APRIL 30, 2001
                       TO PROSPECTUS DATED APRIL 30, 2001

This Supplement refers to the Class A Shares of the Money Market Fund and provides new and additional information beyond that contained in the Prospectus. This Supplement should be read in conjunction with the Prospectus.

The checkwriting feature of the Class A Shares of the Money Market Fund is not currently available. The checkwriting feature will be available in the near future. Shareholders should visit the Funds' website at WWW.BISHOPSTREETFUNDS.COM or call 1-800-262-9565 for updates on the availability of the checkwriting feature. Shareholders of the Class A Shares of the Money Market Fund should refer to the "How to Sell Your Fund Shares" section of the Prospectus for more information on the other options available to shareholders regarding the sale of fund shares.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BSF-A-008-03000